Exhibit 10.53

MODIFICATION NUMBER ONE
TO AMENDED AND RESTATED UNCONDITIONAL GUARANTY
AND REAFFIRMATION OF AMENDED AND RESTATED
UNCONDITIONAL GUARANTY

THIS MODIFICATION NUMBER ONE TO AMENDED AND RESTATED UNCONDITIONAL GUARANTY AND REAFFIRMATION OF AMENDED AND RESTATED UNCONDITIONAL GUARANTY (the “Agreement”), dated as of November 29, 2010 between ASBURY AUTOMOTIVE GROUP, INC., a Delaware corporation (“Guarantor”), and WACHOVIA FINANCIAL SERVICES, INC., a North Carolina corporation (together with its successors and assigns, “Lender”).

RECITALS

A.    Guarantor has guaranteed (the “Guaranty”) to Lender the payment and performance of all obligations of NP FLM L.L.C., Premier NSN L.L.C., Asbury Atlanta Jaguar, L.L.C., Asbury Atlanta LEX L.L.C., CN Motors, Ltd., C&O Properties, Ltd., CFP Motors, Ltd., Avenues Motors, Ltd., AF Motors, L.L.C., ALM Motors, L.L.C., Asbury-Deland Imports, L.L.C., Coggin Chevrolet L.L.C., Coggin Cars L.L.C., CH Motors, Ltd., HFP Motors L.L.C., Crown GPG L.L.C., Crown CHV L.L.C., Crown GHO L.L.C., Crown GDO L.L.C., Crown RIB L.L.C., Crown Motorcar Company L.L.C., Asbury Automotive Atlanta L.L.C., McDavid Irving-Hon, L.L.C., McDavid Plano-Acra, L.L.C., McDavid Austin-Acra, L.L.C., McDavid Houston-Hon, L.L.C., McDavid Houston-Niss, L.L.C., Asbury Automotive Texas Real Estate Holdings L.L.C. and Asbury Automotive St. Louis, L.L.C. (each referred to herein individually and collectively as “Borrower”) to Lender (collectively, the “Credit Facility”), including any renewals or modifications of the Credit Facility.

B.    Lender and Borrower are negotiating a modification of the Credit Facility.

C.    Borrower and Lender have agreed to modify the terms of the Credit Facility and in connection therewith, the Guaranty is being modified and must be reaffirmed.

In consideration of Lender's continued extension of credit and the agreements contained herein, the parties agree as follows:

AGREEMENT

DEFINITIONS. Terms used in this Agreement which are capitalized and not otherwise defined herein shall have the meanings ascribed to such terms in that certain Master Loan Agreement between Lender, Wells Fargo Bank, N.A., as successor by merger to Wachovia Bank, National Association, and Borrower, dated as of June 4, 2008, as modified from time to time (the “Loan Agreement”).

MODIFICATIONS.

1.    The Guaranty is hereby amended by adding the following new Section 3.16 thereto:

“3.16    Subsidiaries of Guarantor. Exhibit 3.16 attached hereto and made a part hereof sets forth a complete and accurate list of all Subsidiaries of Guarantor.”

2.    The Guaranty is hereby amended by adding the following new Section 4.10.4 thereto:

“4.10.4    South Carolina 2010 Seller Real Estate Debt Information. Without limiting any other delivery requirement herein, on or prior to the consummation of the South Carolina 2010 Acquisition, a non-default certificate signed by Guarantor, in the form attached hereto as Exhibit 4.8, by a principal financial officer of Guarantor warranting that (a) no 'Event of Default' as specified in the Loan Documents nor any event which, upon the giving of notice or lapse of time or both, would constitute such an Event of Default, exists then or will exist after giving effect to the South Carolina 2010 Acquisition or the South Carolina 2010 Seller Real Estate Debt, and (b) demonstrating that Guarantor will be in compliance with the financial covenants contained herein on a pro forma basis (after giving effect to the South Carolina 2010 Acquisition and the South Carolina 2010 Seller Real Estate Debt) for the four fiscal quarter period immediately preceding the date of consummation of the South Carolina 2010 Acquisition.”

3.    Section 5.1 of the Guaranty is hereby deleted in its entirety and the following new Section 5.1 is hereby substituted in lieu thereof:

“5.1    Debt Prior to Modified Covenant Triggering Event. Shall not create or permit to exist any Debt, including any guaranties or other contingent obligations. Notwithstanding anything set forth herein to the contrary: (a) Guarantor may create or permit to exist (i) any Debt evidenced by the Revolving Credit Facility or any refinancing, modification, renewal or amendment of the Revolving Credit Facility, including any increases in the aggregate principal amounts; (ii) real estate term loans in an aggregate amount not to exceed $30,000,000.00 ('Real Estate Debt Limit') for which Guarantor, Borrower and/or any other Subsidiary of Guarantor has any obligations, including any guaranties or other contingent obligations, to be secured solely by real estate (other than real estate that is included in the Collateral) and to mature no earlier than the Term Loan Maturity Date; provided, however, that the South Carolina Seller Debt shall not count towards the Real Estate Debt Limit; (iii) Debt existing as of March 31, 2009 which is set forth on Exhibit 5.1 hereof and all renewals, refinancings, modifications, amendments and extensions thereof (but not an increase in the aggregate principal amount) on substantially the same terms and conditions and to mature no earlier than the Term Loan Maturity Date and, solely as to the 2014 Senior Subordinated Notes (as hereinafter defined), a one time refinance of such 2014 Senior Subordinated Notes in an aggregate original principal amount not to exceed $200,000,000.00; and (iv) Floor Plan Debt; provided, however, that nothing contained in this Section 5.1 shall be deemed to modify Section 5.15 of the Loan Agreement; and (b) upon the occurrence of a Modified Covenant Triggering Event (as hereinafter defined), this Section 5.1 shall be null and void and of no further force and effect. For purposes hereof, the term '2014 Senior Subordinated Notes' means those certain 8% senior subordinated notes identified on Exhibit 5.1 issued by Guarantor and due in 2014 in the original principal amount of $200,000,000.00.”

4.    The Guaranty is hereby amended by adding the following new Section 6.7 thereto:

“6.7    Repayment of 2014 Senior Subordinated Notes. Guarantor shall cause the Debt and all other outstanding obligations under the 2014 Senior Subordinated Notes to be repaid in full no later than February 16, 2011.”

5.    The Guaranty is hereby amended by adding the attached new Exhibit 3.16.

REAFFIRMATION. Guarantor hereby reaffirms all of Guarantor's liabilities, obligations, duties and responsibilities under and pursuant to the Guaranty, and said Guaranty shall continue in full force and effect as modified hereby, shall continue to guaranty the full, prompt and unconditional payment of the principal, interest and any other amounts to be paid by Borrower and the full, prompt and unconditional performance of all of the covenants, agreements and obligations of Borrower under the Loan Documents, as modified. Lender and Borrower are negotiating a modification of the Guaranteed Obligations (as defined in the Guaranty). Guarantor hereby reaffirms, by executing this Modification and Reaffirmation of Guaranty, (i) that following modification of the Guaranteed Obligations as may be agreed by Borrower and Lender, the Guaranty remains in full force and effect, including with respect to the amended Guaranteed Obligations; and (ii) that Guarantor's reaffirmation will not be required as to further amendments to the Guaranteed Obligations as a result of this reaffirmation having been obtained.

ACKNOWLEDGMENTS AND REPRESENTATIONS. Guarantor acknowledges and represents that the Guaranty and other Loan Documents, as amended hereby, are in full force and effect without any defense, counterclaim, right or claim of set-off; that, after giving effect to this Agreement, no Event of Default under the Loan Documents has occurred, all representations and warranties contained in the Loan Documents are true and correct as of the date hereof, all necessary action to authorize the execution and delivery of this Agreement has been taken; and this Agreement is a modification of an existing obligation and is not a novation.

MISCELLANEOUS. This Agreement shall be construed in accordance with and governed by the laws of the Jurisdiction as originally provided in the Loan Documents, without reference to the Jurisdiction's conflicts of law principles. This Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement or the other Loan Documents. This Agreement and the other Loan Documents are intended to be consistent. However, in the event of any inconsistencies among this Agreement and any of the Loan Documents, the terms of this Agreement, and then the Guaranty, shall control. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which when taken together shall constitute but one and the same instrument. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto. LIMITATION ON LIABILITY; WAIVER OF PUNITIVE DAMAGES. EACH OF THE PARTIES HERETO, INCLUDING LENDER BY ACCEPTANCE HEREOF, AGREES THAT IN ANY JUDICIAL, MEDIATION OR ARBITRATION PROCEEDING OR ANY CLAIM OR CONTROVERSY BETWEEN OR AMONG THEM (A “DISPUTE”) THAT MAY ARISE OUT OF OR BE IN ANY WAY CONNECTED WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY OTHER AGREEMENT OR DOCUMENT BETWEEN OR AMONG THEM OR THE OBLIGATIONS EVIDENCED HEREBY OR RELATED HERETO, IN NO EVENT SHALL ANY PARTY HAVE A REMEDY OF, OR BE LIABLE TO THE OTHER FOR, (A) INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OR (B) PUNITIVE OR EXEMPLARY DAMAGES. EACH OF THE PARTIES HEREBY EXPRESSLY WAIVES ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY MAY HAVE OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY SUCH PROCEEDING, CLAIM OR CONTROVERSY, WHETHER THE DISPUTE IS RESOLVED BY ARBITRATION, MEDIATION, JUDICIALLY OR OTHERWISE. Final Agreement. This Agreement and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

ARBITRATION. Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any claim or controversy arising out of or relating to the Loan Documents between parties hereto shall be resolved by binding arbitration conducted under and governed by the Commercial Financial Disputes

Arbitration Rules (the “Arbitration Rules”) of the American Arbitration Association (the “AAA”) and the Federal Arbitration Act. Disputes may include, without limitation, tort claims, counterclaims, a dispute as to whether a matter is subject to arbitration, or claims arising from documents executed in the future, but shall specifically exclude claims brought as or converted to class actions. A judgment upon the award may be entered in any court having jurisdiction. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to swap agreements. Special Rules. All arbitration hearings shall be conducted in Charlotte, North Carolina. A hearing shall begin within 90 days of demand for arbitration and all hearings shall conclude within 120 days of demand for arbitration. These time limitations may not be extended unless a party shows cause for extension and then for no more than a total of 60 days. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000.00. Arbitrators shall be licensed attorneys selected from the Commercial Financial Dispute Arbitration Panel of the AAA. The parties do not waive applicable Federal or state substantive law except as provided herein. Preservation and Limitation of Remedies. Notwithstanding the preceding binding arbitration provisions, the parties agree to preserve, without diminution, certain remedies that any party may exercise before or after an arbitration proceeding is brought. The parties shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (a) all rights to foreclose against any real or personal property or other security by exercising a power of sale or under applicable law by judicial foreclosure including a proceeding to confirm the sale; (b) all rights of self-help including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property; (c) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (d) when applicable, a judgment by confession of judgment. Any claim or controversy with regard to any party's entitlement to such remedies is a Dispute. Waiver of Jury Trial. THE PARTIES ACKNOWLEDGE THAT BY AGREEING TO BINDING ARBITRATION THEY HAVE IRREVOCABLY WAIVED ANY RIGHT THEY MAY HAVE TO JURY TRIAL WITH REGARD TO A DISPUTE.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have caused this Modification Number One to Amended and Restated Unconditional Guaranty to be duly executed under seal as of the day and year first above written.

ASBURY AUTOMOTIVE GROUP, INC., a Delaware corporation

By:	/s/Craig T. Monaghan
Craig Monaghan, its Senior Vice President and Chief Financial Officer

Accepted in Winston-Salem, North Carolina:

WACHOVIA FINANCIAL SERVICES, INC.,

By:	/s/Michael Burkitt
Name: Michael Burkitt Title: Senior Vice President

State of Georgia
County of Gwinnett

Corporate Acknowledgment

On this day, before me, the undersigned, a Notary Public, duly commissioned, qualified and acting, within and for said County and State, appeared in person the within named Craig Monaghan, to me personally well known, who stated that he is the Senior Vice President and Chief Financial Officer of Asbury Automotive Group, Inc., a Delaware corporation, and is duly authorized in that capacity to execute the foregoing instrument for and in the name and behalf of said Corporation, and further stated and acknowledged that he had so signed, executed and delivered the foregoing instrument for the consideration, uses and purposes therein mentioned and set forth.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal, this 29th day of November, 2010.

/s/David Hacman
(Printed Name of Notary)

My commission expires:

September 3, 2013
(SEAL)

State of North Carolina
County of Forsyth

Bank Acknowledgment
On this day, before me, the undersigned, a Notary Public, duly commissioned, qualified and acting, within and for said County and State, appeared in person the within named Michael R. Burkitt (Name), to me personally well known, who stated that he is SVP (Title) of Wachovia Financial Services, Inc., a national banking association, and is duly authorized in that capacity to execute the foregoing instrument for and in the name and behalf of said Bank, and further stated and acknowledged that he had so signed, executed and delivered the foregoing instrument on behalf of the Bank for the consideration, uses and purposes therein mentioned and set forth.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal, this 22nd day of November, 2010.

/s/ Capria B. Whitlock
(Printed Name of Notary)

My commission expires:

11/5/2013
(SEAL)

EXHIBIT 3.16

SUBSIDIARIES

ASBURY AUTOMOTIVE GROUP, L.L.C.
ASBURY AUTOMOTIVE MANAGEMENT L.L.C.
ASBURY AUTOMOTIVE JACKSONVILLE, L.P.
ASBURY AUTOMOTIVE TAMPA, L.P.
ANL, L.P.
ASBURY JAX HOLDINGS, L.P.
AVENUES MOTORS, LTD.
BAYWAY FINANCIAL SERVICES, L.P.
C&O PROPERTIES, LTD.
CFP MOTORS, LTD.
CH MOTORS, LTD.
CHO PARTNERSHIP, LTD.
CN MOTORS, LTD.
COGGIN MANAGEMENT, L.P.
CP-GMC MOTORS, LTD.
ASBURY AUTOMOTIVE BRANDON, L.P.
TAMPA HUND, L.P.
TAMPA KIA, L.P.
TAMPA LM, L.P.
TAMPA MIT, L.P.
WMZ MOTORS, L.P.
WTY MOTORS, L.P.
AF MOTORS, L.L.C.
ALM MOTORS, L.L.C.
ASBURY AR NISS L.L.C.
ASBURY ATLANTA AC L.L.C.
ASBURY ATLANTA AU L.L.C.
ASBURY ATLANTA BM L.L.C.
ASBURY ATLANTA CHEVROLET L.L.C.
ASBURY ATLANTA HON L.L.C.
ASBURY ATLANTA INF L.L.C.
ASBURY ATLANTA INFINITI L.L.C.
ASBURY ATLANTA JAGUAR L.L.C.
ASBURY ATLANTA LEX L.L.C.
ASBURY ATLANTA NIS L.L.C.
ASBURY ATLANTA TOY L.L.C.
ASBURY ATLANTA VL L.L.C.
ASBURY AUTOMOTIVE ARKANSAS DEALERSHIP HOLDINGS L.L.C.
ASBURY AUTOMOTIVE ARKANSAS L.L.C.
ASBURY AUTOMOTIVE ATLANTA L.L.C.
ASBURY AUTOMOTIVE ATLANTA II L.L.C.
ASBURY AUTOMOTIVE CENTRAL FLORIDA, L.L.C.
ASBURY AUTOMOTIVE DELAND, L.L.C.
FLORIDA AUTOMOTIVE SERVICES L.L.C. (f/k/a ASBURY AUTOMOTIVE FLORIDA LLC)
ASBURY AUTOMOTIVE FRESNO L.L.C.

ASBURY AUTOMOTIVE JACKSONVILLE GP L.L.C.
ASBURY AUTOMOTIVE MISSISSIPPI L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA DEALERSHIP HOLDINGS L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA MANAGEMENT L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA REAL ESTATE HOLDINGS L.L.C.
ASBURY AUTOMOTIVE OREGON L.L.C.
SOUTHERN ATLANTA AUTOMOTIVE SERVICES L.L.C. (f/k/a GEORGIA AUTOMOTIVE SERVICES L.L.C.)
ASBURY AUTOMOTIVE SOUTHERN CALIFORNIA L.L.C.
ASBURY AUTOMOTIVE ST. LOUIS L.L.C.
ASBURY AUTOMOTIVE ST. LOUIS II L.L.C.
ASBURY AUTOMOTIVE TAMPA GP L.L.C.
ASBURY AUTOMOTIVE TEXAS L.L.C.
ASBURY AUTOMOTIVE TEXAS REAL ESTATE HOLDINGS L.L.C.
ASBURY DELAND IMPORTS 2, L.L.C.
ASBURY FRESNO IMPORTS L.L.C.
ASBURY JAX AC, L.L.C.
ASBURY JAX HON L.L.C.
ASBURY JAX K L.L.C.
ASBURY JAX MANAGEMENT L.L.C.
ASBURY JAX VW L.L.C.
ASBURY MS CHEV L.L.C.
ASBURY MS GRAY-DANIELS L.L.C.
ASBURY NO CAL NISS L.L.C.
ASBURY SACRAMENTO IMPORTS L.L.C.
ASBURY SO CAL DC L.L.C.
ASBURY SO CAL HON L.L.C.
ASBURY SO CAL NISS L.L.C.
ASBURY ST. LOUIS CADILLAC L.L.C.
ASBURY ST. LOUIS LR L.L.C.
ASBURY ST. LOUIS M L.L.C.
ASBURY ST. LOUIS FSKR L.L.C.
ASBURY TAMPA MANAGEMENT L.L.C.
ASBURY-DELAND IMPORTS, L.L.C.
ATLANTA REAL ESTATE HOLDINGS L.L.C.
BFP MOTORS L.L.C.
CAMCO FINANCE II L.L.C.
CK CHEVROLET L.L.C.
CK MOTORS LLC
COGGIN AUTOMOTIVE CORP.
COGGIN CARS L.L.C.
COGGIN CHEVROLET L.L.C.
CROWN ACURA/NISSAN, LLC
CROWN CHH L.L.C.
CROWN CHO L.L.C.
CROWN CHV L.L.C.
CROWN FDO L.L.C.
CROWN FFO HOLDINGS L.L.C.

CROWN FFO L.L.C.
CROWN GAC L.L.C.
CROWN GBM L.L.C.
CROWN GCA L.L.C.
CROWN GDO L.L.C.
CROWN GHO L.L.C.
CROWN GNI L.L.C.
CROWN GPG L.L.C.
CROWN GVO L.L.C.
CROWN HONDA, L.L.C.
CROWN MOTORCAR COMPANY L.L.C.
CROWN PBM L.L.C.
CROWN RIA L.L.C.
CROWN RIB L.L.C.
CROWN SJC L.L.C.
CROWN SNI L.L.C.
CSA IMPORTS L.L.C.
ESCUDE-NN L.L.C.
ESCUDE-NS L.L.C.
ESCUDE-T L.L.C.
HFP MOTORS L.L.C.
JC DEALER SYSTEMS, LLC
KP MOTORS L.L.C.
MCDAVID AUSTIN-ACRA, L.L.C.
MCDAVID FRISCO-HON, L.L.C.
MCDAVID GRANDE, L.L.C.
MCDAVID HOUSTON-HON, L.L.C.
MCDAVID HOUSTON-NISS, L.L.C.
MCDAVID IRVING-HON, L.L.C.
MCDAVID OUTFITTERS, L.L.C.
MCDAVID PLANO-ACRA, L.L.C.
NP FLM L.L.C.
NP MZD L.L.C.
NP VKW L.L.C.
PLANO LINCOLN-MERCURY, INC.
PRECISION COMPUTER SERVICES, INC.
PRECISION ENTERPRISES TAMPA, INC.
PRECISION INFINITI, INC.
PRECISION MOTORCARS, INC.
PRECISION NISSAN, INC.
PREMIER NSN L.L.C.
PREMIER PON L.L.C.
PRESTIGE BAY L.L.C.
PRESTIGE TOY L.L.C.
THOMASON AUTO CREDIT NORTHWEST, INC.
THOMASON DAM L.L.C.
THOMASON FRD L.L.C.
THOMASON HUND L.L.C.
THOMASON PONTIAC-GMC L.L.C.

ASBURY SC LEX L.L.C.
ASBURY SC TOY L.L.C.
ASBURY SC JPV L.L.C.
ARKANSAS AUTOMOTIVE SERVICES, L.L.C.
ASBURY TEXAS D FSKR, L.L.C.
ASBURY TEXAS H FSKR, L.L.C.
MID-ATLANTIC AUTOMOTIVE SERVICES, L.L.C.
MISSISSIPPI AUTOMOTIVE SERVICES, L.L.C.
MISSOURI AUTOMOTIVE SERVICES, L.L.C.
TEXAS AUTOMOTIVE SERVICES, L.L.C.
ASBURY SOUTH CAROLINA REAL ESTATE HOLDINGS L.L.C.